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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 17, 2002
                                                         ----------------


                               Jarden Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                       0-21052                          35-1828377
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
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
      of incorporation)


555 Theodore Fremd Avenue, Rye, New York                               10580
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(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------


                 -----------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.        Other Events

         On October 17, 2002, we issued a press release announcing that we will release our third quarter earnings on Monday, October 28, 2002 and inviting investors to listen to a broadcast of our conference call to discuss the results. A copy of our press release announcing the above is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.        Financial Statements and Exhibits

               (c)     Exhibits.

                       The following exhibit is filed as part of this report:

                       99.1 Press Release of the Registrant, dated October 17, 2002.*


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               * Filed herewith.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 24, 2002


                                     JARDEN CORPORATION


                                     By: /s/ Ian Ashken
                                     Name: Ian Ashken
                                     Title: Vice Chairman, Chief Financial
                                            Officer, and Secretary